UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2003

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-1222	95-0693330
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS identification No.)

111 West Ocean Boulevard, Suite 900 Long Beach, California	90802
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (562) 624-0800

N/A

(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure.

Ducommun Incorporated issued a press release on February 26, 2003 in the form attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

99.1	Ducommun Incorporated press release issued February 26, 2003 regarding fourth quarter 2002 results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED (Registrant)
Date: February 26, 2003	By:	/s/ James S. Heiser
James S. Heiser Vice President, Chief Financial Officer and General Counsel